SUB-ITEM 77I
Terms of new or amended securities


(1)	On April 7, 2017, 485BPOS, Accession No.
0000908406-17-000030, an amendment to the
registration statement of American Century Investment
Trust, was filed with the Securities and Exchange
Commission. This amendment registered the following new classes, all of which were effective April 10, 2017, and describes the characteristics of the new classes.

	Core Plus Fund
		I Class

	Diversified Bond Fund
		R5 Class
		Y Class
		T Class

	High-Yield Fund
		I Class
		Y Class

	Short Duration Fund
		I Class

	Short Duration Inflation Protection Bond
Fund
		I Class
		Y Class

	Short Duration Strategic Income Fund
		I Class
		Y Class

	Strategic Income Fund
		I Class
		Y Class

(2)	Effective April 10, 2017 the following classes
were renamed.

	Core Plus Fund
		Institutional Class renamed R5
Class

	Diversified Bond Fund
		Institutional Class renamed I Class

	High-Yield Fund
		Institutional Class renamed R5
Class

	Short Duration Fund
		Institutional Class renamed R5
Class

	Short Duration Inflation Protection Bond
Fund
		Institutional Class renamed R5
Class

	Short Duration Strategic Income Fund
		Institutional Class renamed R5
Class

	Strategic Income Fund
		Institutional Class renamed R5
Class

(3)	On May 18, 2017, 485BPOS, Accession No.
0000908406-17-000069, an amendment to the
registration statement of American Century Investment
Trust, was filed with the Securities and Exchange
Commission. This amendment registered a new fund, NT High Income Fund, effective May 19, 2017, and describes the characteristics of the new fund.

(4)	On July 27, 2017, 485BPOS, Accession No.
0000908406-17-000128, an amendment to the
registration statement of American Century Investment
Trust, was filed with the Securities and Exchange
Commission. This amendment registered the following new classes, all of which were effective July 28, 2017, and describes the characteristics of the new classes.

	Short Duration Inflation Protection Fund
		G Class

	Short Duration Fund
		R6 Class

	U.S. Government Money Market Fund
		G Class

(5)	Effective July 31, 2017, the following classes
were liquidated and are no longer available for purchase.

	NT Diversified Bond Fund
		R6 Class

	NT High Income Fund
		R6 Class

(6)	Effective July 31, 2017 the following classes
were renamed.

	NT Diversified Bond Fund
		Institutional Class renamed G Class

	NT High Income Fund
		Institutional Class renamed G Class

(7)	On August 1, 2017, 485BPOS, Accession No.
0000908406-17-000169, an amendment to the
registration statement of American Century Investment
Trust, was filed with the Securities and Exchange
Commission. This amendment registered a new fund, High Income Fund, effective August 2, 2017, and describes the characteristics of the new fund.